Greenspring Fund,
                              Incorporated


                                 <LOGO>


                           SEMI-ANNUAL REPORT

                              JUNE 30, 2000




                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                     Greenspring Fund, Incorporated.




                       Greenspring Fund, Incorporated




                                         July 2000




Dear Fellow Shareholders:


     As managers of value-oriented mutual funds throughout the country sit down to write their shareholder letters this quarter, the experience is far more pleasant than during many of the past several quarters. The strong outperformance by "value" funds as compared with "growth" funds, which had just begun before the end of the last quarter, has continued throughout the second quarter. From its peak on March 10, through June 30, the NASDAQ index declined more than 21%. Value managers, on the other hand, have fared significantly better, as indicated by the S&P Barra Value Index, which gained more than 4%. The more speculative areas of the NASDAQ, which had led the charge upward during the previous two years, fared even worse, with Internet companies dropping more than 43%, as measured by the Dow Jones Internet Index. During this period, the Greenspring Fund has generated strong positive results, gaining more than 11%.

     For the second quarter ended June 30, 2000, the Greenspring Fund rose
6.2%. The Fund has acted and reacted in a manner much more in line with the steady, risk-averse performance achieved during most of the Fund's seventeen year history, as opposed to the very difficult period from early-1998 through early-2000. During that traumatic period for value investors, the historic, mania-like outperformance by technology and telecommunications stocks confounded and frustrated many value investors with heretofore stellar investment records. However, aided in part by the continuation of merger and corporate restructuring activities about which we wrote in the last letter, stocks favored by value investors generally performed well during the last several months. Investors once again focused more on fundamentals and less on the "story of the day." In this environment, the Greenspring Fund performed very well, both on an absolute basis and relative to other value managers.

                                      1

     The stock market has continued to be volatile, but stocks seem to have more logical and explainable reasons for their movements, both upward and downward. While it can be argued that many of the "high-fliers" are still preposterously priced, this is not without precedent. Fast growing companies with solid fundamentals have frequently been richly valued throughout market history. During the last several months, however, investors became more realistic, understanding that all the trees (in the technology world) would not grow to the sky. During the mania period, investors were generously bestowing the benefit of the doubt and enormous stock market valuations upon just about all fast growing companies that had a remotely interesting concept. As venture capitalist Jim Breyer of Accel Partners said, "People overlooked almost all business fundamentals and drove valuations into the stratosphere." The stock market valuations accorded many of these companies assumed that they would achieve every inch of their ambitious business plans. To use an anology from the world of sports, it was as if each of the National Football League teams decided to reward every one of their draftees, even those drafted in the late rounds, with huge multi-million dollar, guaranteed contracts on the assumption that each and every one would one day achieve stardom. What has happened during the last several months, however, is that "training camp" began and, as the players showed up and exhibited their true skills and weaknesses, the fact that many of the players were being grossly overpaid became apparent. With many new owners knowing very little about football other than what they saw on ESPN (substitute CNBC in the investment world), their opinions were shallowly-based and without conviction. After realizing the error of their ways, they decided to trade some of these players to other teams who were willing to take the players off their hands, but only by paying lower (and lower) salaries, resulting in losses to the original owners. Certain players, including some of the obvious first round choices as well as some less heralded sleepers, may turn out to be stars and eventually justify the high prices paid; but many, if not most, will prove to have been overpaid in the long run.

     At the same time that many of the formerly high-flying stocks returned to reality, the investment community began once again to appreciate the "Old Economy" companies that are involved in the more basic aspects of the economy. Becoming suddenly attracted again to "old-fashioned" concepts, such as profits and positive cash flow, investors stopped totally neglecting these companies. Encouraged in part by the increasing amount of takeover activity (including two Greenspring Fund holdings, ReliaStar Financial and Shared Medical Systems) and continued, favorable earnings reports, investors have begun to devote more money to these grossly undervalued and recently ignored securities. To return to the football analogy, it was as if most of the contract money had formerly flowed principally to the glamour positions (quarterback, running back, wide receivers), but now began to be redirected towards some of the less glamorous positions, such as linemen, after it became obvious that these players had significant, but previously overlooked, value.

                                      2

                           *          *          *

     One theme upon which we have increasingly focused while structuring Greenspring Fund's portfolio is our expectation that the price of natural gas, which is already significantly higher than last year at this time, will continue its strength for the foreseeable future. While at the beginning of the second quarter the Fund already had a significant position in natural gas and natural gas-related securities (Columbia Energy, Mitchell Energy, and Union Pacific Resources, among others), we increased our position in companies involved in the exploration for and production of natural gas, purchasing shares in Burlington Resources, Chieftan International, EOG Resources, HS Resources, and Louis Dreyfus Natural Gas. Instead of selecting one or two securities to play this theme, we have spread our investment across several securities in order to diminish the impact of any company-specific problems, which could occur even if our industry thesis proves correct.

     Natural gas is currently benefiting from very favorable supply and demand trends. Natural gas is a commodity and, like any commodity, its price will rise and fall as supply and demand characteristics change. In fact, today's high natural gas prices will cause additional capital to be directed towards finding more supply, which will ultimately force the price lower. However, there are certain characteristics of the current cycle that lead us to believe that prices will remain strong for some time. Due to the long time required to discover and then deliver significant new sources of supply of natural gas into the marketplace, it will take the market some time to react to the current high prices and complete the projects that will eventually lead to a higher supply of natural gas. In the meantime, the price of natural gas will remain strong and be susceptible to sharp near-term shifts in supply or demand.

     Demand for natural gas is increasing at rates above the level of the last decade. Space heating has traditionally been the principal driving force behind natural gas demand, and residential and commercial demand are expected to increase by 2-3% annually, driven in part by the fact that natural gas continues to capture much of the new housing construction market. An important source of strong incremental demand for natural gas, however, is the growing demand for electricity, which has been increasing during the 1990's, at a much faster rate than the increase in electric generation capacity (as evidenced by the brownouts experienced in many parts of the country earlier this summer). The booming high-tech environment has driven this strong demand for electricity. Most parts of the country need additional electric power, and for the first time in many years, significant additional electric capacity is being built, largely in the form of peak power generating plants built by independent power producers. Natural gas will fuel almost all of these new power plants, due to the efficiency of new gas turbines and the relatively low cost and favorable environmental characteristics of natural gas.

                                      3

     At the same time that demand for natural gas has been increasing, supply of the fuel is tight. Reserves at the end of 1998 were at the same level as twelve years ago. However, consumption and well depletion are both higher so that the reserve-to-production ratio is low and falling. Low oil and natural gas prices during the mid-1990's, combined with the highly leveraged balance sheets of many oil and natural gas-producing companies, caused many companies to cut back on drilling during the last several years. These events have significantly curtailed the ability of companies to deliver gas currently.
Many companies devoted their reduced capital expenditures toward exploiting low risk wells in already discovered fields, projects with low marginal costs, as opposed to undertaking high-risk, high-reward searches for new deposits of natural gas. Major new sources of natural gas will eventually be found, but they take time to drill and additional time to build out the infrastructure (gathering and pipeline properties) necessary to transport the gas to major processing facilities. Managements which had invested large amounts of money into oil and gas assets in the early 1990's came under a lot of criticism when the high commodity prices dropped, forcing significant asset writedowns. Current management teams remember this and are reacting more slowly to today's high prices.

     The rise and fall in the price of natural gas used to be a seasonal phenomenon, with prices increasing in the winter months in response to increased demand for space heating, then declining as natural gas usage dropped off with the end of winter. Recently, however, with the increasing use of natural gas turbines to produce electricity, demand for natural gas has sharply increased during the summer months. The price of natural gas is currently more than $4.00 per mmBTU (million British Thermal Units), as compared with less than $2.50 per mmBTU during the last several years at this time of year. Natural gas companies traditionally inject gas into storage facilities during the summer months because the nation's production and transportation system cannot meet the winter peak demand on a daily basis. The supply shortfall in the winter is then made up from gas in storage. Current storage levels are significantly less than where the industry would like them to be (20% lower than a year ago and 11% lower than the five year average at this point in the year), which should keep the price of natural gas firm during this summer as companies continue to build storage inventories. If the upcoming winter has normal temperature levels, as opposed to the very warm weather of the last two winters, gas supplies in storage could drop to very low levels and gas prices could rise sharply.

                             *          *          *

     While natural gas producers are a sector about whose prospects we are very excited, there are many other individual securities - both equities and bonds - that we believe will generate strong performance for the Greenspring Fund during the coming months. Although a renewed appreciation of "value" securities has begun, a large number of sharply undervalued securities are still

                                      4

available in the marketplace. Additionally, while we remain firmly rooted in a value philosophy, we have made a more concentrated effort to keep our investment horizon as broad as possible, while remaining within our realm of understanding. We have selectively added both equities and convertible bonds of some companies that are involved in the faster growing, high technology part of the economy - but only if they meet our value-based criteria.

     We are truly excited and very optimistic about the Greenspring Fund's prospects to continue to provide solid positive performance in this kind of market environment. As always, we thank you for your investment in the Fund and encourage you to contact us should you desire a further understanding of our current investment strategies.

	                                        Respectfully,

                                         /s/Charles vK. Carlson
                                        	Charles vK. Carlson
	                                        President















                                      5

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000
                                 (UNAUDITED)

COMMON STOCKS (54.56%)

   Shares                                                          Value

                 Banks - Regional (2.97%)

    67,400       John Hancock Bank & Thrift Opportunity Fund   $   450,738
     9,000       Mercantile Bankshares Corp.                       268,312
    14,476       SunTrust Banks, Inc.                              661,372
                                                               -----------
                                                                 1,380,422
                                                               -----------

                 Building Materials (1.36%)

    10,300       Martin Marietta Materials, Inc.                   416,506
     3,700       Southdown, Inc.                                   213,675
                                                               -----------
                                                                   630,181
                                                               -----------

                 Business and Public Services (5.62%)

    87,600      *Barnett Inc.                                      897,900
    10,100      *Cendant Corporation                               141,400
     7,100      *Right Management Consultants                       74,550
    67,700      *Sylvan Learning Systems, Inc.                     930,875
    51,900      *Waste Industries, Inc.                            567,656
                                                               -----------
                                                                 2,612,381
                                                               -----------

                 Chemicals (.56%)

     6,000       E. I. DuPont de Nemours                           262,500
                                                               -----------
                                                                   262,500
                                                               -----------

                 Diversified Natural Gas (7.01%)

    17,000       Columbia Energy Group                           1,115,625
     3,600       El Paso Natural Gas Corporation                   183,375
     2,700       Equitable Resources, Inc.                         130,275
    33,700       Kinder Morgan, Inc.                             1,164,756
    34,300       Questar Corp.                                     664,563
                                                               -----------
                                                                 3,258,594
                                                               -----------

                                      6


                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                          Value

                 Electrical Equipment (1.13%)

     8,700       Emerson Electric Co.                          $   525,263
                                                               -----------
                                                                   525,263
                                                               -----------

                 Electric Power Generation (.27%)

     7,000      *NRG Energy Inc.                                   127,750
                                                               -----------
                                                                   127,750
                                                               -----------

                 Engineering Services (.21%)

    15,000      *Baker (Michael) Corporation                        97,500
                                                               -----------
                                                                    97,500
                                                               -----------

                 Financial Services (1.52%)

    69,950       AMRESCO Capital Trust                             708,244
                                                               -----------
                                                                   708,244
                                                               -----------

                 Healthcare (3.32%)

    29,000      *Aquila Biopharmaceuticals                          85,188
    10,000      *Dura Pharmaceuticals, Inc.                        143,750
    90,000      *HEALTHSOUTH Corporation                           646,875
    44,900      *Spiros Development Corp.                          667,887
                                                               -----------
                                                                 1,543,700
                                                               -----------

                 Information Technology Services (2.12%)

    110,000     *Modis Professional Services, Inc.                 838,750
     50,000     *Personnel Group of America                        146,875
                                                               -----------
                                                                   985,625
                                                               -----------


                                      7

                        GREENSPRING FUND, INCORPORATED
	                          PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                          Value

                 Industrial Gas (.49%)

    40,000      *Airgas, Inc.                                  $   227,500
                                                               -----------
                                                                   227,500
                                                               -----------

                 Insurance (6.76%)

    44,750       PartnerRe, Ltd.                                 1,585,828
    77,800       UnumProvident Corp.                             1,560,863
                                                               -----------
                                                                 3,146,691
                                                               -----------

                 Manufacturing (2.48%)

    52,200      *Middleby Corporation                              382,527
    27,275       Woodward Governor Company                         772,223
                                                               -----------
                                                                 1,154,750
                                                               -----------

                 Multi-Industry (2.30%)

     4,000       Honeywell International                           134,750
    77,000       U.S. Industries, Inc.                             933,625
                                                               -----------
                                                                 1,068,375
                                                               -----------

                 Natural Gas Transmission/Distribution (4.32%)

     5,500       Chesapeake Utilities Corporation                   97,625
     2,000       New Jersey Resources                               76,125
    28,600       Nicor, Inc.                                       933,075
    34,000       Piedmont Natural Gas Company, Inc.                903,125
                                                               -----------
                                                                 2,009,950
                                                               -----------




                                      8

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

   Shares                                                          Value

                 Oil and Gas Exploration and Production (7.42%)

     3,900       Burlington Resources, Inc.                    $   149,175
     5,300      *Chieftan International                            101,031
    15,600       EOG Resources, Inc.                               522,600
     5,000      *HS Resources, Inc.                                150,000
    12,300      *Louis Dreyfus Natural Gas                         385,144
    54,350       Mitchell Energy & Development Corp.             1,745,994
    18,000       Union Pacific Resources Group, Inc.               396,000
                                                               -----------
                                                                 3,449,944
                                                               -----------

                 Savings Institutions (1.21%)

     9,000       Coastal Bancorp, Inc.                             129,375
    30,000      *ITLA Capital Corp.                                435,000
                                                               -----------
                                                                   564,375
                                                               -----------

                 Semiconductor (1.94%)

    46,925      *S3 Incorporated                                   687,747
    11,800      *Speedfam - IPEC, Inc.                             214,612
                                                               -----------
                                                                   902,359
                                                               -----------

                 Software and Services (1.21%)

    35,000      *Sequoia Software Corporation                      564,375
                                                               -----------
                                                                   564,375
                                                               -----------

                 Telecommunications (.34%)

     5,000       AT & T Corp.                                      158,125
                                                               -----------
                                                                   158,125
                                                               -----------

                 Total Common Stocks (Cost $21,253,061)         25,378,604
                                                               ===========

                                      9

                        GREENSPRING FUND, INCORPORATED
	                          PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000
                                 (UNAUDITED)

PREFERRED STOCK (4.73%)

   Principal
    Amount/
    Shares                                                         Value

   314,629      *Prime Retail, Inc., 8.50% Pfd. B              $ 2,202,403
                                                               -----------

                 Total Pfd. Stock (Cost $4,889,830)              2,202,403
                                                               ===========


BONDS (29.93%)


                 Convertible Bonds (25.60%)

$  250,000       Adaptec, Inc., 4.75%, 2/1/04                      212,031
   500,000       Cellstar Corp., 5.00%, 10/15/02                   236,875
 1,268,000       Center Trust Inc., 7.50%, 1/15/01               1,224,809
 1,050,000       Dura Pharmaceuticals, 3.50%, 7/15/02              878,719
 1,625,000       HEALTHSOUTH Corp., 3.25%, 4/1/03                1,298,984
 1,500,000       Kellstrom Industries, 5.50%, 6/15/03              627,500
 2,402,000       Kellstrom Industries, 5.75%, 10/15/02           1,032,860
 1,120,000       Lechters, Inc., 5.00%, 9/27/01                    940,800
 4,320,000       Network Associates, 0.00%, 2/18/18              1,554,301
 3,885,000       Personnel Group of America, 5.75%, 7/1/04       1,694,831
   500,000       Speedfam - IPEC, Inc., 6.25%, 9/15/04             393,125
 1,951,000       Waste Management, 4.00%, 2/1/02                 1,812,805
                                                               -----------
                                                                11,907,640
                                                               -----------

                 Non-Convertible Bonds (4.33%)

   250,000       Anacomp, Inc., 10.875%, 4/1/04                    163,750
 2,382,000       Bay View Capital Corp., 9.125%, 8/15/07         1,852,005
                                                               -----------
                                                                 2,015,755
                                                               -----------

                 Total Bonds (Cost $16,174,715)                 13,923,395
                                                               ===========



                                      10

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
	                               JUNE 30, 2000
                                 (UNAUDITED)

COMPANIES IN LIQUIDATION (3.20%)

   Principal
    Amount/
    Shares                                                         Value

   581,450     *!Hi Shear Industries, Inc.                     $ 1,489,966
                                                               -----------

                 Total Companies in Liquidation
                  (Cost $1,308,195)                            $ 1,489,966
                                                               ===========


SHORT-TERM INVESTMENTS (10.20%)

                 Commercial Paper (6.02%)

$1,500,000       American Express, 6.79%, 7/5/00                 1,500,000
 1,300,000       Ford Motor Credit Corp., 6.72%, 7/7/00          1,300,000
                                                               -----------
                                                                 2,800,000
                                                               -----------

                 Other Short-Term Investments (4.18%)

 1,942,517       Temporary Investment Fund, Inc.                 1,942,517
                                                               -----------
                                                                 1,942,517
                                                               -----------

                 Total Short-Term Investments
                  (Cost $4,742,517)                              4,742,517
                                                               ===========

                 Total Investments (102.62%)
                  (Cost $48,368,318)                            47,736,885

                 Other Assets Less Liabilities ((2.62%))        (1,221,771)
                                                               -----------

                 Total Net Assets (100%)                       $46,515,114
                                                               ===========

*Non-income producing securities
!Non-controlled affiliated issuer




                                      11

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS
 Investments, at market value (Cost $48,368,318)               $47,736,885
 Interest receivable                                               410,514
 Receivable for securities sold                                    373,366
 Dividends receivable                                               52,114
 Prepaid expense                                                     1,327
                                                               -----------
                                                                48,574,206
                                                               -----------

LIABILITIES
 Payable for Fund shares                                         1,504,224
 Payable for securities purchased                                  488,739
 Accrued expenses                                                   36,149
 Due to investment adviser                                          29,980
                                                               -----------
                                                                 2,059,092
                                                               -----------

NET ASSETS
 Capital stock, $.01 par value, authorized 60,000,000 shares,
 outstanding, 2,870,292                                        $46,515,114
                                                               ===========

NET ASSETS CONSIST OF:
 Capital stock at par value                                         28,703
 Paid in capital                                                47,870,925
 Undistributed net investment income                             1,231,551
 Accumulated net realized losses                                (1,984,632)
 Unrealized depreciation of investments                           (631,433)
                                                               -----------
                                                               $46,515,114
                                                               ===========

NET ASSET VALUE PER SHARE                                      $     16.21
                                                               ===========





  The accompanying notes are an integral part of these financial statements.

                                      12

                        GREENSPRING FUND, INCORPORATED
                           STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                 (UNAUDITED)

NET INVESTMENT INCOME

Income
  Interest                                                     $ 1,018,710
  Dividend (net of foreign taxes withheld of $619)                 328,759
                                                               -----------
    Total Income                                                 1,347,469
                                                               -----------

Expenses
  Investment advisory fees                                         187,763
  Professional fees                                                 30,659
  Administrative fees                                               25,014
  Transfer agent fees                                               20,793
  Custody fees                                                      12,934
  Registration fees                                                 11,780
  Miscellaneous fees                                                11,211
  Reports to shareholders                                            8,646
  Directors fees                                                     3,400
                                                               -----------
   Total Expenses                                                  312,200
                                                               -----------

   Net Investment Income                                         1,035,269
                                                               -----------

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS

  Net realized gains on investments                              4,220,943
  Net change in unrealized appreciation/
   depreciation of investments                                  (3,450,718)
                                                               -----------
                                                                   770,225
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,805,494
                                                               ===========







  The accompanying notes are an integral part of these financial statements.

                                      13

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF CHANGES IN NET ASSETS
                                 (UNAUDITED)

                                                 Six Months
                                                   Ended            Year Ended
                                                  June 30,         December 31,
                                                    2000               1999
                                                    ----               ----

OPERATIONS:
 Net investment income                          $ 1,035,269        $ 4,991,515
 Net realized gains/(losses) from investments     4,220,943         (2,522,354)
 Net change in unrealized appreciation/
  depreciation of investments                    (3,450,718)        (1,179,305)
                                                -----------        ------------
                                                  1,805,494          1,289,856
                                                -----------        ------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                               -              (4,860,044)
 Net realized gain on investments                    -                   -
                                                -----------        ------------
                                                     -              (4,860,044)
                                                -----------        ------------

CAPITAL STOCK TRANSACTIONS:
 Sale of  361,296 and 482,067 shares              5,724,440          7,846,583
 Distributions reinvested of 0 and
    289,400 shares                                   -               4,578,721
 Redemption of 1,437,379 and 3,897,102
    shares                                      (21,827,519)       (61,926,876)
                                                ------------       ------------
                                                (16,103,079)       (49,501,572)
                                                ------------       ------------

TOTAL DECREASE IN NET ASSETS                    (14,297,585)       (53,071,760)

NET ASSETS AT BEGINNING OF PERIOD                60,812,699        113,884,459
                                                -----------        ------------
NET ASSETS AT END OF PERIOD                     $46,515,114        $60,812,699
                                                ===========        ============






  The accompanying notes are an integral part of these financial statements.

                                      14

                        GREENSPRING FUND, INCORPORATED
                        NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                                      15

                        GREENSPRING FUND, INCORPORATED
	                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                                JUNE 30, 2000
                                  (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.
These factors are subject to change over time and are reviewed periodically.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions of 2000 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

As of December 31, 1999, the Fund had capital loss carryforwards of $5,172,914 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.

                                      16

                        GREENSPRING FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 2000
                                  (UNAUDITED)

Note 3 - Purchases and Sales of Investments

For the year ended June 30, 2000, purchases and sales of investments, other than short-term investments, aggregated $28,507,469 and $45,807,877, respectively.

For federal income tax purposes, the cost of investments owned at June 30, 2000 was $48,368,318. Net unrealized depreciation of such investments aggregated $631,433 which was composed of appreciation of $5,740,677 for those securities having an excess of value over cost, and depreciation of $6,372,110 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2000, investment advisory fees payable amounted to $29,980.

Corbyn Investment Management, Inc. also serves as the Fund's administrator.
As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2000, administrative fees payable amounted to $4,099.

As of June 30, 2000, investors for whom Corbyn Investment Management was investment adviser held 594,762 shares of the Fund's common stock.

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.



                                      17

                        GREENSPRING FUND, INCORPORATED
                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          For the Six
                                                          Months Ended
                                                            June 30,
                                                              2000      1999      1998       1997       1996       1995
                                                              ----      ----      ----       ----       ----       ----
Net Asset Value, Beginning of Period                         $15.41    $16.10    $20.04     $17.24     $15.05     $13.39
                                                             ------    ------    ------     ------     ------     ------
Income From Investment Operations
 Net Investment Income                                         0.38      1.16      0.76       0.50       0.74       0.70
 Net Realized and Unrealized Gain/Loss on Investments          0.42     (0.73)    (3.91)      3.58       2.60       1.78
                                                             ------    -------   -------    ------     ------     ------
Total From Investment Operations                               0.80      0.43     (3.15)      4.08       3.34       2.48
                                                             ------    -------   -------    ------     ------     ------
Less Distributions
 Net Investment Income                                       (  -  )    (1.12)    (0.75)     (0.67)     (0.59)     (0.68)
 Net Realized Gain on Investments                            (  -  )    (  - )    (0.04)     (0.60)     (0.56)     (0.07)
 Distributions in Excess of Net Investment Income            (  -  )    (  - )    (  - )     (0.01)     (  - )     (  - )
 Distributions in Excess of Net Realized Gains               (  -  )    (  - )    (  - )     (  - )     (  - )     (0.07)
                                                             -------   -------   -------    -------    -------    -------
Total Distributions			                                       (  -  )    (1.12)    (0.79)     (1.28)     (1.15)     (0.82)
                                                             -------   -------   -------    -------    -------    -------
Net Asset Value, End of Period                               $16.21    $15.41    $16.10     $20.04     $17.24     $15.05
                                                             =======   =======   =======    =======    =======    =======
Total Return                                                   5.19%     2.64%   (15.97%)    23.95%     22.65%     18.79%
                                                             =======   =======   ========   =======    =======    =======
Ratios/Supplemental Data

Net Assets, End of Period (000's)                            $46,515   $60,813   $113,884   $181,214   $91,492    $71,839
                                                             =======   =======   ========   ========   =======    =======
Ratio of Expenses to Average Net Assets                       1.24%*    1.08%      1.01%      1.00%      1.04%      1.06%
                                                             =======   =======   ========   ========   =======    =======
Ratio of Net Investment Income to Average Net Assets          4.12%*    6.10%      3.77%      3.10%      4.69%      4.97%
                                                             =======   =======   ========   ========   =======    =======
Portfolio Turnover                                            59.57%    91.27%     71.62%     46.17%    60.74%     65.19%
                                                             =======   =======   ========   ========   =======    =======

*Annualized

                                      18

                        GREENSPRING FUND, INCORPORATED
                         PERFORMANCE SINCE INCEPTION

                                    <CHART>

                  HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                          7/01/83           $10,000
                         12/31/83            11,223
                         12/31/84            12,692
                         12/31/85            15,238
                         12/31/86            17,668
                         12/31/87            19,304
                         12/31/88            22,389
                         12/31/89            24,762
                         12/31/90            23,149
                         12/31/91            27,626
                         12/31/92            32,190
                         12/31/93            36,906
                         12/31/94            37,952
                         12/31/95            45,082
                         12/31/96            55,291
                         12/31/97            68,532
                         12/31/98            57,585
                         12/31/99            59,108
                          6/30/00            62,176

                                      19

                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863
                              greenspringfund.com


                DIRECTORS                               TRANSFER AGENT
      Charles vK. Carlson, Chairman                        PFPC, Inc.
            William E. Carlson                       400 Bellevue Parkway
               David T. Fu                           Wilmington, DE 19809
            Michael J. Fusting                          (800) 576-7498
            Michael T. Godack
            Richard Hynson, Jr.                         ADMINISTRATOR
                                              Corbyn Investment Management, Inc.
                OFFICERS                       2330 West Joppa Road, Suite 108
           Charles vK. Carlson                      Lutherville, MD 21093
  President and Chief Executive Officer
                                                          CUSTODIAN
            Michael T. Godack                        PFPC Trust Company
         Sr. Vice President and                      8800 Tinicum Blvd.
        Chief Compliance Officer                   Third Floor, Suite 200
                                                   Philadelphia, PA 19153
            Michael J. Fusting
          Sr. Vice President and                   INDEPENDENT ACCOUNTANTS
          Chief Financial Officer                 PricewaterhouseCoopers LLP
                                                     250 W. Pratt Street
          Elizabeth Agresta Swam                   Baltimore, MD 21201-2304
          Secretary and Treasurer

            INVESTMENT ADVISER                          LEGAL COUNSEL
    Corbyn Investment Management, Inc.            Kirkpatrick & Lockhart LLP
     2330 West Joppa Road, Suite 108            1800 Massachusetts Avenue, N.W.
           Lutherville, MD 21093                  Washington, DC 20036-1800